Exhibit 10.15

2007 Success Sharing Plan

Objectives

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  Provide strong incentives to achieve revenue and operating income plans

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  Allow employees to share in the company's results

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  Provide managers with the ability to award top performers

Eligibility/Administrative Guidelines

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  Includes all full-time employees and certain part-time employees (see second bullet) not on the following plans:

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  Commission

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  Account Management

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  Business Development

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  Consulting

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  Sales Support

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  Part-time employees must be employed for twelve months prior to payout date

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  Employees hired in first half are eligible for the second half bonus while those hired in the second half are not eligible for a bonus

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  Employees on performance improvement plan at anytime during the 6 month period are not eligible

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  Employees must be actively on payroll at the time of payment to receive an award

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  All awards calculated on the employee's base salary at the end of the award period

	2006	2007
Funding Components	50% Booking 50% Operating Income	50% Bookings 50% Operating Income
Corporate Performance Funding	Revenue <95% = 0% 95 – 99% = 50% > or = 100% = 100%*	Bookings <95% = 0% 95 – 99% = 50% > or = 100% = 100%*
	Operating Income <95% = 0% 95 – 99% = 50% > or = 100% = 100%*	Operating Income <95% = 0% 95 – 99% = 50% > or = 100% = 100%*
Employee Bonus Percent	Director: 8% Manager: 6% Employee: 4%	Director: 10% Manager: 6% Employee: 4%
Individual Payout	50% Corporate performance paid out based on employee's bonus percent	50% Corporate performance paid out based on employee's bonus percent
	50% Individual performance paid out based on employee's bonus percent adjustable by managers based on employees performance	50% Individual performance paid out based on employee's bonus percent adjustable by managers based on employees performance
Timing	Halves—50% 1H and 50% 2H—stand alone	Halves—50% 1H and 50% 2H—year-to-date
	*Discretionary accelerators for over achievement in both operating income and revenue achievement	*Discretionary accelerators for over achievement in both operating income and revenue achievement

Payout Example

        Assumptions:

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  1H Corporate attainment is 100% = 100% funding/payout

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  Employee A is an individual contributor with an annual salary of $35,000 and is an average performer

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  Employee B is also an individual contributor with an annual salary of $35,000 and is a top performer

Employee A

	Corporate Component	Individual Component	Total
Annual Target	$700.00	$700.00	$1,400 (35000*.04)
1H Target	$350.00	$350.00	$700.00
1H Payout	$350.00	$175.00 (25% of pool)	$525.00

Employee B

	Corporate Component	Individual Component	Total
Annual Target	$700.00	$700.00	$1,400 (35000*.04)
1H Target	$350.00	$350.00	$700.00
1H Payout	$350.00	$525.00 (75% of pool)	$875.00